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                                                                   EXHIBIT 10(t)


















                            Management Incentive Plan

                              Procedural Guidelines

                                                                         7/21/00

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                                TABLE OF CONTENTS

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


INTRODUCTION                                                                 1

ELIGIBILITY                                                                  1

  Eligibility Criteria                                                       2

    Grade                                                                    2

    Time In Position                                                         2

  Separation From Service                                                    2

  Protection Guidelines                                                      4


TARGET FUNDS                                                                 4

  Calculating Incentive Targets                                              4

     Percent of Salary Targets                                               4

     Fixed Amount Targets                                                    5

     Using Exchange Rates                                                    6

     Protected Targets                                                       6

     Senior Executives                                                       6


AWARD CALCULATION                                                            6

  Award Components                                                           6

    Business Unit Component                                                  7

    Individual Component                                                     7

    Prorating Payouts                                                        7

    Exchange Rates & Conversion Of Awards                                    9

    Rounding of Awards                                                       9


FUTURE CHANGES                                                               9

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MIP PROCEDURAL GUIDELINES
===============================================================================

INTRODUCTION

                         The purpose of the Management Incentive Plan (MIP) is twofold: (1) to focus management-level employees on specific goals and objectives designed to enhance the Company's performance and (2) to motivate employees toward the achievement of those goals.

                         As Compensation professionals and Human Resource Generalists, you have an important role to play in this process and these MIP Guidelines are designed to help you fulfill that role. If the MIP--and the employees participating in the plan--are to achieve their objectives, the MIP must be administered consistently and efficiently throughout all Business Units. To that end, this document is intended to streamline the MIP process within our global environment by providing a common set of procedural guidelines.

                         These guidelines do not attempt to cover every possible scenario. Rather, these guidelines focus on explaining MIP eligibility criteria, how to calculate and report target funds and award calculation procedures. If these guidelines do not answer all of your questions, please contact Corporate Compensation at 800 Third Avenue, 13th floor.

ELIGIBILITY

                         Because the Management Incentive Plan is designed to guide and motivate the performance of employees in key decision-making positions, the Plan maintains certain eligibility criteria. MIP eligibility is determined based on an employee's grade level, time in the position, and active duty status. Any change in an employee's standing relative to these criteria can affect both that individual's participation in the Plan and target incentive amount. This section explains how to determine overall MIP eligibility, as well as how to handle changes in status that can affect an employee's MIP eligibility.

ELIGIBILITY CRITERIA

                         In general, employees must satisfy two criteria before participating in the MIP--(1) a certain grade level and
                         (2) a certain length of time in the eligible position.

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Grade

                         Grade-related eligibility can vary by country and is based upon local market compensation practices.


-------------------------------------------------------------------------------
                          GRADE REQUIRED          EXCEPTIONS
-------------------------------------------------------------------------------

U.S.-PAID  EMPLOYEES      Grade 54 or higher      Sales employees may
                                                  participate in a locally
                                                  administered sales incentive
                                                  plan or in the MIP, but not
                                                  both.

-------------------------------------------------------------------------------
NON-U.S. PAID EMPLOYEES   Grade 55 or higher      Local market compensation
                                                  practices may warrant
                                                  eligibility at grade 54 for
                                                  designated key positions.
-------------------------------------------------------------------------------

Time in Position

                         Once an employee has satisfied the grade-related eligibility requirements, the employee must next satisfy certain time-in-position requirements to be MIP eligible.

                         Without exception, employees must have spent at least three full months of active duty in an incentive-eligible position during the fiscal year to participate in the MIP.

                         For example, as the company's fiscal year runs from July 1st through June 30th, an employee must be hired or promoted into an MIP-eligible position by April 1 to be able to participate in the current fiscal-year MIP.

SEPARATION FROM
SERVICE

                         If an MIP-eligible employee separates from service, that event may affect the employee's MIP eligibility status in a number of ways, depending on the specific situation. Following is a summary of such events and how they should be handled relative to the MIP. Please note that each of these criteria is subject to local Governmental regulation.

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

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REASON FOR                 IS EMPLOYEE
SEPARATION                 STILL MIP                 SPECIFIC REQUIREMENTS
                           ELIGIBLE?
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
Involuntary                Yes                       These employees can
Termination                                          participate in MIP  at
without cause,                                       a prorated target if they
such as a job                                        meet the three-month eligibility
elimination                                          requirement before their termination.
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Involuntary                No                         N/A.
Termination with
cause
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Voluntary Resignation      No                         However, if an employee
                                                      resigns and their separation
                                                      date is after the end of a
                                                      fiscal period but before
                                                      that period's payout , their
                                                      participation will not be
                                                      affected.

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Retirement                 Yes                        Retiring employees are
                                                      eligible to participate in
                                                      the incentive plan with a
                                                      prorated target incentive
                                                      if they met the
                                                      three-month eligibility
                                                      requirement before their
                                                      retirement.

-----------------------------------------------------------------------------------------------------------------

Death                      Yes                        Deceased employees
                                                      will be considered as
                                                      eligible to participate at
                                                      a full year's target
                                                      incentive if they had met
                                                      the three-month
                                                      eligibility requirement
                                                      before their death.

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Short-Term Disability      Yes                        Employees on short-term
                                                      disability will be eligible to
                                                      participate in the
                                                      incentive program with a
                                                      prorated target if they
                                                      meet the three-month
                                                      active duty eligibility
                                                      requirement.

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Family and Medical         Yes                        Employees on Family or Medical Leave will be considered
Leave Act (FMLA),                                     as eligible to participate at a full year's target
including                                             incentive if they meet the three-month active duty
maternity/parental                                    eligibility requirement.
leave and family
medical leave
-----------------------------------------------------------------------------------------------------------------

Long-Term Disability       No                         Employees on long-term
                                                      disability will not be
                                                      eligible for the
                                                      incentive program until
                                                      they return to active duty
                                                      and are able to meet the
                                                      three-month eligibility
                                                      requirement.

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Change to part-time        Yes                        Part-time employees who
status                                                notify their Human Resource
                                                      Generalist in writing
                                                      about their changed status
                                                      and are otherwise MIP
                                                      eligible can continue to
                                                      participate with an
                                                      approved prorated target.

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

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PROTECTION GUIDELINES

                         The company's human resource needs and employees' careers are continually evolving. As a result, there may be instances in which an MIP-eligible employee transfers, for whatever reason, to a lower-graded position with a lower target incentive.

                         Employees transferring to lower-grade positions may be eligible for protection under the position change guidelines. Employees who meet the requirements in the position change guidelines will be protected at their original higher incentive target for two full years after the effective date of the transfer.

                         For more information on these requirements and how to handle incentive plan administration beyond this two-year protection period, refer to the Position Change Guidelines (September 1995).

TARGET FUNDS

CALCULATING INCENTIVE
TARGETS

                         MIP targets can be based on either a fixed amount or a percent of salary. Targets based on a percent of salary are calculated using fiscal year-end salaries. For reporting purposes, all targets should be entered as calculated with no rounding of numbers.

Percent of Salary
Targets

                         If an employee changes salary and grade levels during the year, the employee's target in each grade should be calculated using his/her last salary in the grade, then prorated to reflect the number of months spent in each grade.

                         If an employee has remained in the same grade but with different salaries throughout the year, this target calculation should use the employee's last salary in the grade.

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                         EXAMPLE: If Employee A has been in the same grade with
                         the same incentive target (30%) all year but has had a salary increase from $45,000 to $50,000, Employee A's target would be calculated using the last salary in the grade as follows:

                                         $50,000 x 30% = $15,000

                         If an employee has been promoted to a different grade during the course of the fiscal year, the target calculations should include prorated changes using the employee's last salary in each grade.

                         EXAMPLE: At the start of the fiscal year on July 1, Employee B is a grade 56 with an annual base salary of $50,000 with an MIP target of 30%. On September 1, Employee B receives a merit increase to $55,000, which is still in the same grade. On November 1, Employee B is promoted to a grade 57 with a salary increase to $75,000 and an MIP target of 35%. Therefore, Employee B's target would be calculated as follows:

                               ($55,000 x 30% x 4/12)  =  $ 5,500.00
                         +     ($75,000 x 35% x 8/12)  =  $17,500.00
                         -------------------------------------------
                               New Incentive Target    =  $23,000.00
                                                          ==========

                         As you can see, this equation uses Employee B's last salary in each grade and reflects the number of months Employee B spent in each grade.

Fixed Amount Targets

                         When targets are set at fixed dollar amounts per grade, these amounts should be used to report the target pool. Employees that change grade levels during the year will be prorated based on the number of months spend in each grade.

                         EXAMPLE: At the start of the fiscal year on July 1, Employee C is a grade 59 with a fixed MIP target of $40,000. On December 1, Employee C is promoted to a grade 60 with a fixed MIP target of $60,000. Therefore, Employee C's overall MIP target for the year would be calculated as follows:

                               ($40,000 x 5/12)  =        $16,666.67
                         +     ($60.000 x 7/12)  =        $35,000.00
                         -------------------------------------------
                               New Incentive Target  =    $51,666.67
                                                          ==========

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Using Exchange Rates

                         Target funds in non-US$ currencies should be converted into US$ for reporting to Corporate Compensation using the rates issued by the Seagram Corporate Compensation Department. Final target amounts and calculated awards should be calculated using these exchange rates.

Protected Targets

                         When calculating targets for employees at a "protected" MIP target, use the protected target amount.

Senior Executives

                         MIP targets for Senior Executives (grades 63 and higher) should be reported as a separate target pool.

AWARD
CALCULATION

                         At the end of the fiscal year, each employee eligible for the MIP receives a payout, if awarded, under the program. This section explains the components of those awards and how to calculate them.

AWARD COMPONENTS

                         Each participant's incentive award is determined by two factors--(1) an INDIVIDUAL PERFORMANCE RATING and (2) a BUSINESS UNIT PERFORMANCE RATING. Both factors are weighted at 100% of the employee's target amount. The maximum allowable MIP award is 200% of target.

                         The MIP Award formula is as follows:

                           Target Award Amount

                        x  Business Unit Performance Rating %
                        x  Individual Performance Rating %
                        ----------------------------------
                        =  MIP Award Amount
                           ================

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Business Unit
Component

                         Each Business Unit earns an annual performance rating based on its performance against certain financial measurements, including EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) and SVA (Seagram Value Added), as well as its performance against pre-established objectives.

                         Business Unit ratings used in MIP award calculations can range from 50% to 200%. A rating below 50% may result in no MIP payout for that Business Unit.

Individual Component

                         All MIP-eligible employees earn an annual individual performance rating as part of their overall performance evaluation. This individual performance rating is based on performance relative to pre-established goals and objectives set at the beginning of the fiscal year. All participants typically have five measurable performance objectives against which they will be evaluated by their managers.

                         Individual ratings for each department must average 100%. However, since the overall target pool of money remains fixed, the appropriate distribution to each individual may need to be adjusted to ensure total incentive payments are within budget. Individual ratings will typically fall within the 80% - 120% range, with a maximum rating of 150%. Ratings outside of the 80% - 120% range require Senior Human Resources approval. Ratings below 50% may result in no payout to that individual.

Prorating Payouts

                         An MIP payout would be prorated for a variety of reasons, including a participant's job change, grade change, new hire, or termination.

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                         Prorating is based on the number of months a
                         participant is in a specific MIP eligible position. The prorating percentage can be determined using the following table:




               -----------------------------------------------------------------
                      MONTHS OF SERVICE                      PRORATING
                                                            PERCENTAGE
               -----------------------------------------------------------------

                              1                                 8.33%
                              2                                16.67%
                              3                                25.00%
                              4                                33.33%
                              5                                41.67%
                              6                                50.00%
                              7                                58.33%
                              8                                66.67%
                              9                                75.00%
                              10                               83.33%
                              11                               91.67%
               -----------------------------------------------------------------

                         The following formulas should be used for prorating partial months:

                         1. Any action occurring on days 2 through 15 of a given month should be considered to have occurred on the first day of that month.

                         EXAMPLE: If a new hire starts on October 14th, the MIP system will consider that individual to have an October 1st start day for purposes of prorating his/her MIP award. In this case, the individual would receive an MIP award for 9 months (October through June) or 75% of her/his target.

                         2. Any action occurring on days 16 through 31 of a given month should be considered to have occurred on the first day of the following month.

                         EXAMPLE: If a new hire starts on October 20th, the system will consider that individual to have a November 1st start day for purposes of prorating his/her MIP award. In this case, the employee would receive an MIP award for 8 months (November through June) or 66.67% of her/his target.

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Exchange Rates &
Conversion of Awards

                         For reporting purposes, when converting total MIP award payments, it is important to use the average currency exchange rates issued by the Seagram Corporate Compensation Department. The conversion process should take place AFTER awards are calculated in the applicable local currency. Use the same exchange rate used to determine the target amount. If MIP award payments will require additional currency exchanges, those exchanges will be based on the exchange rate set at the time of payment.

Rounding of Awards

                         Round the total paid award up to the nearest 10 currency units.

                         EXAMPLE: $75,452 = $75,460

FUTURE CHANGES

                         These procedures apply to the current Seagram Management Incentive Plan and are subject to change by Corporate Compensation to reflect any revisions to the Plan or the introduction of a new plan. Any questions should be referred to Corporate Compensation.

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